OLD MUTUAL FUNDS I

Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Asset Allocation Growth Portfolio

Supplement dated September 23, 2009

to the Prospectus and Statement of Additional Information, each dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus and Statement of Additional Information (“SAI”) of the above named funds, series funds of Old Mutual Funds I.  You should retain your Prospectus and SAI and all current supplements thereto for future reference. You may obtain an additional copy of the Prospectus or SAI, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Effective September 23, 2009, J.C. Waller, the Vice President – Director of Investment Services of Old Mutual Capital, Inc., the investment adviser to the Asset Allocation Portfolios (the “Portfolios), is no longer a portfolio manager of the Portfolios and all references to Mr. Waller are hereby removed from the Prospectus and SAI.  Portfolio managers from Ibbotson Associates Advisors, LLC, the sub-adviser to the Portfolios, continue to be responsible for the day-to-day management of the Portfolios.  Please see the Prospectus for further information regarding Ibbotson’s portfolio management team.

______________________________________________
Funds distributed by Old Mutual Investment Partners, member FINRA
R-09-585 09/2009